UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 13, 2015

APPTIGO INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-186330	99-0382426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

33B Venetian Way, Apt. 61, Miami Beach FL 33139

(Address of principal executive office) (zip code)

___________________________________________________

(Former address of principal executive offices) (zip code)

(844) 277-8446
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01       Other Events

On January 13, 2015, Apptigo International, Inc. (the “Company”) issued a letter to its Shareholders. A copy of the letter is attached as an Exhibit to this report.

Item 9.01       Financial Statements and Exhibits

Exhibit No.	Description
99.1	Letter to Shareholders dated January 13, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       January 16, 2015

APPTIGO International, Inc.

By: /s/ David Steinberg
David Steinberg
President

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